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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 1997


                          The Williams Companies, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                      1-4174              73-0569878
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(State or other               (Commission          (I.R.S. Employer
jurisdiction of               File Number)         Identification No.)
incorporation)



One Williams Center, Tulsa, OK                              74172
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(Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code:  918/588-2000
                                                     ---------------


Not Applicable
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(Former name or former address, if changed since last report)





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Item 5.  Other Events

        The Company has tendered and accepted for purchase debt securities of nine series issued by the Company and certain of its subsidiaries totaling approximately $918.8 million in principal amount in response to the offers to purchase any and all outstanding securities of such series, which the Company announced on September 8, 1997.

Item 7.  Financial Statements and Exhibits

        The following exhibit is filed as part of this Report:

        Exhibit 99. Copy of the Company's press release, dated September 22, 1997, publicly announcing the action reported herein.




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WILLIAMS COMPANIES, INC.

Date: October 28, 1997                  By: /s/ WILLIAM G. VON GLAHN
                                            ------------------------
                                        Name:  William G. von Glahn
                                        Title: Senior Vice President and
                                               General Council



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                                EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
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99              Copy of the Company's Press release, dated September 22, 1997, publicly announcing the action reported herein.